THE LIBERTY FUND

                  Supplement to Prospectus dated March 1, 2003

The section MANAGING THE FUND; Portfolio Managers is revised in its entirety as follows:

Harvey Hirschhorn, CFA, Executive Vice President of Columbia Management Advisors, Inc., is the lead portfolio manager of the Fund. Mr. Hirschhorn has been associated with the advisor and its predecessors since 1973. Mr. Hirschhorn received an M.B.A. degree from the University of Chicago, and is a chartered financial analyst. Mr. Hirschhorn is responsible for allocating the Fund assets among the various asset classes, while investment decisions for the portion of the Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:

Large cap growth stocks             Alexander S. Macmillan
Large cap value stocks              Scott L. Davis and Greg M. Miller
Foreign stocks                      NIMNAI (Sub-Advisor)
Investment grade bonds              Michael T. Kennedy


Alexander S. Macmillan, CFA, Senior Vice President of Columbia Management Advisors, Inc., manages the portion of the Fund's assets allocated to the large cap growth stocks category. He has been associated with the advisor and its predecessors since 1989. Mr. Macmillan received an M.B.A. degree from the Amos Tuck School of Dartmouth College.

Scott L. Davis, CFA, a Vice President of Columbia Management Advisors, Inc., has co-managed the portion of the Fund allocated to the large cap value stocks category since April 2003. Mr. Davis has been associated with the advisor and its predecessors since 1985. Mr. Davis received an M.A. degree from the University of Connecticut.

Gregory M. Miller, a Senior Vice President of Columbia Management Advisors, Inc., has co-managed the portion of the Fund allocated to the large cap value stocks category since April 2003. Mr. Miller has been associated with the advisor and its predecessors since 1985. Mr. Miller received an M.B.A. degree from the University of Chicago and a J.D. degree from the University of Connecticut.

Michael T. Kennedy, CFA, Senior Vice President of Columbia Management Advisors, Inc., manages the portion of the Fund's assets allocated to the investment grade bonds category. He has been associated with the advisor and its predecessors since 1987 and has managed various investment portfolios. A chartered financial analyst and a chartered investment counselor, he received an M.M. degree from Northwestern University.



                                                                  April 29, 2003